Exhibit 10.1

EXECUTION VERSION

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this “Agreement”) is made as of December 18, 2007, and entered into by and among AMERICAN DENTAL PARTNERS, INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below), the lending institutions party to the Credit Agreement, as hereinafter defined (“Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender and as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of February 22, 2005, which provides, among other things, for revolving loans, letters of credit and other financial accommodations, all upon certain terms and conditions stated therein (as amended and as the same may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, certain Defaults and Events of Default exist or will occur under the Credit Agreement and, as a result of such Defaults and Events of Default, Lenders have the right, among other things, to exercise any remedies available to Lenders under the Credit Agreement;

WHEREAS, notwithstanding the existence of such Defaults and Events of Default, the Borrower has requested that Lenders temporarily continue to make Loans available under the Credit Agreement and forbear from exercising their rights under the Credit Agreement and other Credit Documents; and

WHEREAS, Lenders are willing to temporarily continue to make Loans available and forbear from exercising such rights on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

ARTICLE I. FORBEARANCE

Section 1.1. Outstanding Indebtedness. The Borrower acknowledges and confirms (a) that Exhibit A hereto sets forth, as of the date hereof, the aggregate principal amount of all outstanding Loans and the issued and outstanding Letters of Credit, and (b) that such amounts are not subject to any defense, counterclaim, recoupment or offset of any kind.

Section 1.2. Defaults. The Borrower acknowledges that as of the date hereof, the Administrative Agent and the Lenders have notified the Borrower that, and the Borrower acknowledges that, the Borrower has failed to comply with the provisions of the Credit Agreement as set forth in Exhibit B hereto (collectively, the “Credit Agreement Defaults”).

Section 1.3. Continuing Defaults. With respect to each of the Credit Agreement Defaults, the Borrower acknowledges that (a) such Credit Agreement Defaults are continuing and have not been waived by virtue of any previous actions (or failure to act) by Administrative Agent or Lenders through any course of conduct or course of dealing or otherwise and (b) as a result of the existence of such Credit Agreement Defaults, Lenders, pursuant to the terms and conditions of the Credit Agreement and the other Credit Documents, have the right to, among other things, (i) terminate the Commitments and any obligations of Lenders to make any further Loans or issue any Letters of Credit, (ii) accelerate the maturity of all of the Borrower’s Obligations, and (iii) exercise any or all rights and remedies available to them pursuant to the Credit Documents, applicable law or otherwise.

Section 1.4. Forbearance and Forbearance Period. Administrative Agent and Lenders, by executing this Agreement and upon the satisfaction of the conditions set forth in Section 2.1 hereof, hereby agree to forbear from exercising their rights and remedies that exist by virtue of the Credit Agreement Defaults, and hereby agree that notwithstanding the existence of the Credit Agreement Defaults, the Lenders shall continue to make Loans under the Credit Agreement, for the period from December 14, 2007 through January 11, 2008 (the “Forbearance Period”), on the conditions that:

(a) after giving effect to the terms of this Agreement, other than the Credit Agreement Defaults, no other Default or Event of Default shall exist under the Credit Agreement or any Credit Document;

(b) during the Forbearance Period, other than the Credit Agreement Defaults, no other Default or Event of Default shall occur under the Credit Agreement and no default or event of default shall occur under this Agreement;

(c) the Borrower shall not request, and the Letter of Credit Issuer shall not be obligated to issue or renew, any Letters of Credit;

(d) (i) the Borrower shall only be permitted to request Borrowings of Base Rate Loans and Eurodollar Loans with an Interest Period of one month (any Loan made on or after the date hereof shall be referred to as an “Interim Loan”), (ii) the sum of (x) Letter of Credit Outstandings and (y) the aggregate principal amount of all Loans outstanding (including, without limitation, Interim Loans) shall not exceed $51,424,000 and (iii) the use of proceeds of Interim Loans by the Borrower or any Subsidiary shall be solely for the use and operation of their business in the ordinary course consistent with past practice and shall not be used to pay the Verdict or any part thereof or, if applicable, to secure a bond for purposes of appealing the Judgment Entry;

(e) at the time of each Interim Loan and after giving effect thereto, (i) there shall exist no Default or Event of Default (other than the Credit Agreement Defaults) and (ii) all representations and warranties of the Credit Parties contained herein or in the other Credit Documents (other than the representation and warranty set forth in Section 7.9 solely as a result of the Credit Agreement Defaults) shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Interim Loan, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made;

(f) with respect to the Verdict (as defined in Exhibit B) or the Judgment Entry (as defined in Exhibit B), (i) the Court (as defined in Exhibit B) (x) shall not enter a Judgment Entry for an amount in excess of $130,540,647.00 (exclusive of post-judgment interest), (y) shall not enter a Judgment Entry against any entity other than the Borrower or PDHC, Ltd. and (z) shall not award any relief or other damages, other than the monetary damages set forth in the Verdict, after the date hereof that materially and adversely affects any Credit Party, (ii) there shall not occur, in the sole opinion of the Lenders, any material and adverse development concerning the Civil Action (as defined in Exhibit B), (iii) no Person shall take any action against the Borrower or any of its Subsidiaries, or any of their properties or assets, to enforce the Judgment Entry or (iv) no judgment lien relating to the Judgment Order shall be recorded against the Borrower or any of its Subsidiaries, or any of their properties or assets;

(g) the Borrower and each Subsidiary Guarantor shall comply with all of the terms and provisions of this Agreement (and the failure to so comply shall constitute an Event of Default under the Credit Agreement);

(h) the Forbearance Agreement, dated the date hereof, among the Borrower, the subsidiary guarantors signatory thereto, the lenders signatory thereto and KBCM Bridge LLC, as a lender and as administrative agent, and entered into in connection with the Term Loan Agreement, shall not have been terminated; and

(i) no assets of any Credit Party that constitute Collateral shall be used to pay the Verdict or any part thereof or, if applicable, to secure a bond for purposes of appealing the Judgment Entry.

Section 1.5. End of Forbearance Period. The Borrower acknowledges and agrees that upon the failure of the Borrower to satisfy any of the foregoing conditions at any time, the Forbearance Period shall automatically terminate without notice to the Borrower of any kind. The Borrower hereby waives any such notice. Upon termination of the Forbearance Period, Administrative Agent and Lenders shall be permitted to exercise any and all rights and remedies that exist with respect to the Credit Agreement Defaults and any other Default or Event of Default that may then exist.

Section 1.6. Default Interest. The Lenders agree that, notwithstanding the existence of the Credit Agreement Defaults and anything in Section 2.5(c) of the Credit Agreement to the contrary, the default rate of interest set forth in Section 2.5(c) shall not accrue on the outstanding principal amount of the Loans during the Forbearance Period.

ARTICLE II. MISCELLANEOUS

Section 2.1. Conditions Precedent. This Agreement shall not be effective until:

(a) it has been executed by the Borrower, the Administrative Agent and the Required Lenders and acknowledged by each Subsidiary Guarantor;

(b) the Borrower has paid a fee to the Administrative Agent, for the pro rata benefit of each of Lender executing this Agreement based on the outstanding principal amount of Loans owing to each such Lender, in an amount equal to $56,522; and

(c) the Borrower shall have satisfied such other conditions or delivered such other items as the Administrative Agent or any Lender shall reasonably request.

Section 2.2. Representations and Warranties. The Borrower and each Subsidiary Guarantor hereby represents and warrants to Administrative Agent that (a) the Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Agreement; (b) the officers of the Borrower and each Subsidiary Guarantor executing this Agreement have been duly authorized to execute and deliver the same and bind the Borrower and each Subsidiary Guarantor with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and each Subsidiary Guarantor and the performance and observance by the Borrower and each Subsidiary Guarantor of the provisions hereof do not violate or conflict with the organizational documents, operating agreement or bylaws, as applicable, of the Borrower and each Subsidiary Guarantor or any law applicable to the Borrower or any Subsidiary Guarantor or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower or any Subsidiary Guarantor; (d) except with respect to the Credit Agreement Defaults, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) the Borrower and each Subsidiary Guarantor are not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s and each Subsidiary Guarantor’s obligations or liabilities under the Credit Agreement or any Credit Document; (f) this Agreement and each document executed by the Borrower and each Subsidiary Guarantor in connection herewith constitute valid and binding obligations of the Borrower and each Subsidiary Guarantor in every respect, enforceable in accordance with their terms; and (g) the Borrower and each Subsidiary Guarantor have not received a notice of default of any kind from any material account debtor and no material account debtor has asserted any right of set-off, deduction or counterclaim with respect to any account.

Section 2.3. Release. The Borrower and each Subsidiary Guarantor hereby waive and release Administrative Agent and Lenders and their respective directors, officers, employees, agents, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims that the Borrower or any Subsidiary Guarantor may have as of the date of this Agreement, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

Section 2.4. Credit Documents Unaffected. Except as herein otherwise specifically provided, all provisions of the Credit Agreement and the Credit Documents shall remain in full force and effect and be unaffected hereby.

Section 2.5. Subsidiary Guarantor Acknowledgement. Each of the Subsidiary Guarantors (collectively, the “Guarantors”), by signing this Agreement:

(a) consents and agrees to and acknowledges the terms of this Agreement;

(b) acknowledges and agrees that all of the Credit Documents to which such Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement;

(c) represents and warrants to Administrative Agent and Lenders that all representations and warranties made by such Guarantor and contained in this Agreement or any other Credit Document to which it is a party are true and correct in all material respects on and as of the date of this Agreement to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date and other than the representation and warranty set forth in Section 7.9 of the Credit Agreement solely as a result of the Credit Agreement Defaults; and

(d) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to which such Guarantor is a party to consent to the terms of this Agreement and (ii) nothing in the Credit Agreement, this Agreement or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments or modifications to the Credit Agreement.

Section 2.6. No Other Promises or Inducements. There are no promises or inducements that have been made to any party hereto to cause such party to enter into this Agreement other than those that are set forth in this Agreement. This Agreement has been entered into by the Borrower and each Guarantor freely, voluntarily, with full knowledge, and without duress, and, in executing this Agreement, neither the Borrower nor any Guarantor is relying on any other representations, either written or oral, express or implied, made to the Borrower or any Guarantor by Administrative Agent. The Borrower and each Guarantor agrees that the consideration received by the Borrower under this Agreement has been actual and adequate.

Section 2.7. No Course of Dealing. The Borrower acknowledges and agrees that (a) this Agreement is not intended to, nor shall it, establish any course of dealing among the Borrower, Administrative Agent and Lenders that is inconsistent with the express terms of the Credit Agreement or any other Credit Document, (b) notwithstanding any course of dealing among the Borrower, Administrative Agent and Lenders prior to the date hereof, except as set forth herein, Lenders shall not be obligated to make any Loan, except in accordance with the terms and conditions of this Agreement and the Credit Agreement, and (c) except with respect to the limited forbearance granted herein specifically relating to the Credit Agreement Defaults, Administrative Agent shall not be under any obligation to forbear from exercising any of its rights or remedies upon the occurrence of any Default or Event of Default.

Section 2.8. No Waiver. The Borrower acknowledges and agrees that (a) this Agreement shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Credit Agreement or any Credit Document, nor shall it constitute a continuing waiver at any time, (b) Lenders shall not have any obligation to extend the term of the Forbearance Period, and (c) nothing herein shall be deemed to constitute a waiver of any Default or Event of Default, including the Credit Agreement Defaults, and nothing herein shall in any way prejudice the rights and remedies of Administrative Agent or Lenders under the Credit Agreement, any Credit Document or applicable law. In addition, Administrative Agent shall have the right to waive any condition or conditions set forth in this Agreement, the Credit Agreement or any Credit Document, in its sole discretion, and any such waiver shall not prejudice, waive or reduce any other right or remedy that Administrative Agent may have against the Borrower.

Section 2.9. Survival. All representations, warranties, covenants, agreements, releases and waivers made by or on behalf of the Borrower under this Agreement shall survive and continue after the expiration or termination of the Forbearance Period.

Section 2.10. No Waiver of Rights. No waiver shall be deemed to be made by any party hereunder of any of its rights hereunder unless the same shall be in writing signed on behalf of such party.

Section 2.11 Governing Law. This Agreement shall be construed according to the laws of the State of Ohio, without regard to conflicts of law principles.

Section 2.12. Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof.

Section 2.13. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts and by facsimile signature, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

Section 2.14. Severability Of Provisions; Captions; Attachments. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The several captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement. Each schedule or exhibit attached to this Agreement shall be incorporated herein and shall be deemed to be a part hereof.

Section 2.15. JURY TRIAL WAIVER. EACH OF THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THEM, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date referenced in the first paragraph of this Agreement.

THE ADMINISTRATIVE AGENT AND THE LENDERS:

KEYBANK NATIONAL ASSOCIATION, as a Lender, a Letter of Credit Issuer and Administrative Agent

By:	/s/ J.T. Taylor
Name:	J.T. Taylor
Title:	Senior Vice President

TDBANKNORTH, N.A.

By:	/s/ Jeffrey R. Westling
Name:	Jeffrey R. Westling
Title:	Senior Vice President

RBS CITIZENS N.A.

By:	/s/ Michael Ouillett
Name:	Michael Ouillett
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Peter M. Killea
Name:	Peter M. Killea
Title:	Vice President

BORROWER:

AMERICAN DENTAL PARTNERS, INC.

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President, Planning and Investment

THE SUBSIDIARY GUARANTORS:

ADP OF NEW YORK, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF ALABAMA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF CALIFORNIA, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF LOUISIANA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MARYLAND, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MICHIGAN, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MISSOURI, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF NORTH CAROLINA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF OKLAHOMA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF PENNSYLVANIA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF TENNESSEE, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF VIRGINIA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PROFESSIONAL SERVICES, LLC, a Subsidiary Guarantor

By:	/s/ Breht T. Feigh
Name:	Breht T. Feigh
Title:	Vice President

APPLE PARK ASSOCIATES, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF ARIZONA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF WISCONSIN, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

PDHC, LTD., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

TEXAS DENTAL MANAGEMENT, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

TEXAS DENTAL PARTNERS, LP, a Subsidiary Guarantor

By: TEXAS DENTAL MANAGEMENT, INC., as its General Partner

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

VOSS DENTAL LAB, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

ADP-CFK, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS — USA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS OF ARIZONA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MINNESOTA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

METROPOLITAN DENTAL HOLDINGS, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

METROPOLITAN DENTAL MANAGEMENT, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

Exhibit A

Outstanding Indebtedness

Loans	$39,450,000
Letters of Credit	$1,974,000

total:	$41,424,000

Exhibit B

Credit Agreement Defaults

1. An Event of Default under Section 10.1(b) of the Credit Agreement as a result of the representation and warranty set forth in Section 7.9 failing to be true and correct on the date of the Borrowing that was requested and made on December 13, 2007 due to the civil actions captioned PDG, P.A. and Dental Specialists of Minnesota P.A. vs. PDHC, Ltd. and PDHC, Ltd. vs. PDG, P.A. and Dental Specialists of Minnesota, P.A. vs. PDHC, Ltd. and American Dental Partners, Inc. (collectively, the “Civil Action”) filed with the District Court of Minnesota, Fourth Judicial District (the “Court”), in which the jury in the Civil Action (the “Jury”) returned a verdict for the Plaintiff against PDHC, Ltd. and the Borrower awarding the Plaintiff $88,290,647 in compensatory damages (the “Compensatory Damages Verdict”) on December 12, 2007 and awarding the Plaintiff $42,250,000 in punitive damages (the “Punitive Damages Verdict” and together with the Compensatory Damages Verdict, the “Verdict”) on December 13, 2007.

2. Upon the entry by the Court of an order or judgment (the “Judgment Entry”) against PDHC, Ltd. or the Borrower in the amount of the Verdict, the Default under Section 10.1(g) of the Credit Agreement.

3. An Event of Default under Section 10.1(j) of the Credit Agreement solely as a result of the Verdict or, if applicable, as a result of the entry of the Judgment Entry.

4. An Event of Default under Section 10.1(e) of the Credit Agreement with respect to the Term Loan Agreement.